UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

 Date of Report (Date of earliest event reported): August 11, 2020

CARNEGIE DEVELOPMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-207583	90-0712976
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3495 Lakeside Drive, #1087 Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 800-345-8561

_______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ('230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ('240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Effective August 11, 2020, Carnegie Development, Inc. (the “Company” or the “Issuer”) filed with the Secretary of State of Nevada a Certificate of Designation, designating a new Series of preferred stock as the “Series I Cumulative Convertible Preferred Stock,” which was designated by resolution of the Board of Directors pursuant to a provision in the Articles of Incorporation that permits the establishment of series or classes of stock. The Series I Cumulative Convertible Preferred Stock will contain such number of shares as may ultimately be issued, not to exceed 100,000 shares, bears a dividend reference equivalent to 7% per annum of the Liquidation Value per share of $1,000 per share, is convertible into Common Stock in the manner specified in the Certificate, bears no voting rights except as may be specifically required by law, is redeemable at the option of the Issuer at any time after notice, in accordance with the provisions of the Certificate, and is also redeemable at the option of the holder thereof at any time following the third anniversary date of the date of issuance. No shares of the Series I Cumulative Convertible Preferred Stock have yet been issued, and no current transaction is in the offing which would require its issuance. Such Series was established by the Board of Directors in anticipation of utilization of shares of such Series in connection with acquisitions of other entities and/or assets in the future.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this report:

Exhibit Designation	Description of Exhibit
3.3*	Certificate of Designation of Series I Cumulative Convertible Preferred Stock, as filed with the Secretary of State of Nevada on August 11, 2020

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* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNEGIE DEVELOPMENT, INC.

Dated: August 17, 2020	By:	/s/ Timothy Barton
Timothy Barton
President and Chief Executive Officer

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